UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2010

STANDARD PACIFIC CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Technology Drive Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Compensation Committee of the Board of Directors (the “Committee”) of Standard Pacific Corp. (the “Company”) took the following actions:

1. 2009 Named Executive Officer Bonuses. The Committee approved a bonus pool and individual bonuses to be paid to the Company’s employees, including the  “named executive officers” (as such term is defined in Item 402 of Regulation S-K) for 2009.  Mr. Campbell, the Company’s Chief Executive Officer and President, received a bonus of $1,758,000 and Mr. Stowell, the Company’s Chief Operating Officer, received a bonus of $1,235,000.  The bonuses payable to Mr. Campbell and Mr. Stowell will be paid 35% in cash and 65% in Company common stock.  The Company common stock will be fully vested upon issuance, but will be subject to a restriction on transfer that will lapse with respect to one-third of the shares on each of the first three anniversaries of the issue date.

2. Named Executive Officer Base Salaries. The Committee set 2010 base salaries. The base salaries of Mr. Campbell and Mr. Stowell were unchanged for 2010.  In addition, the Committee approved the payment to Mr. Campbell of an additional $208,000 as a base salary catch up for 2009 to compensate Mr. Campbell for the difference between the salary he was receiving at MatlinPatterson (our largest stockholder) while serving as our Chief Executive Officer and the amount he would have received had we paid him his $850,000 base salary for the entirety of 2009.

3. 2010 Incentive Compensation Program.  The Committee established incentive compensation arrangements for each of Mr. Campbell and Mr. Stowell for 2010.  If the Committee establishes a bonus pool for the Company’s employees for the year ending December 31, 2010, Mr. Campbell will be entitled to receive 1.85% of the Adjusted EBITDA of the Company and Mr. Stowell will be entitled to receive 1.3% of the Adjusted EBITDA of the Company.  Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein are copies of Mr. Campbell and Mr. Stowell’s 2010 incentive compensation arrangements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Ken Campbell 2010 Incentive Compensation Arrangement
99.2	Scott Stowell 2010 Incentive Compensation Arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2010

STANDARD PACIFIC CORP.

By:	/s/ Ken Campbell
Ken Campbell
Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Ken Campbell 2010 Incentive Compensation Arrangement
99.2	Scott Stowell 2010 Incentive Compensation Arrangement